     NICHOLAS-APPLEGATE-Registered Trademark- MUTUAL FUNDS


                           SUPPLEMENT TO PROSPECTUSES
                              Dated August 2, 1996

                       Series A, B & C Domestic Portfolios


                                 January 9, 1997



          The Investment Adviser has been appointed as co-administrator of the Trust, to provide certain administrative services pursuant to a co-administration agreement with the Trust, subject to the supervision of the Board of Trustees of the Trust. The Investment Adviser is reimbursed for the aggregate cost of providing such services, up to the annual rate of 0.10% of each Portfolio's average daily net assets.

          As a result, the information under "Summary of Expenses -- Annual Portfolio Operating Expenses as a percentage of average net assets (after expense deferral)" should be revised as follows for Core Growth Portfolio C and Emerging Growth Portfolios A and C:


                               Core Growth   Emerging Growth Emerging Growth
                                Portfolio C   Portfolio A      Portfolio C
                                -----------  --------------- --------------
Management Fees                    0.75%          1.00%          1.00%
12b-1 expenses                     0.75%          0.25%          0.75%
All other expenses
(after expense deferral)
Shareholder service expenses       0.25%          0.10%          0.25%
Other expenses                     0.50%          0.54%          0.51%
Total other expenses               0.75%          0.64%          0.76%
Total operating expenses           2.25%          1.89%          2.51%
(after expense deferral)

In addition, the information under "Summary of Expenses - Example of Portfolio Expenses" should be revised as follows for such Portfolios:

                                   1 Year     3 Years     5 Years   10 Years
                                   -----------------------------------------
CORE GROWTH
Portfolio C
Assuming redemption at the
end of the period                     $33        $ 70        $120       $258
Assuming no redemption                $23        $ 70        $120       $258
EMERGING GROWTH
Portfolio A
Portfolio C                           $71        $109        $149       $262
Assuming redemption at the
end of the period                     $36        $ 78        $134       $285
Assuming no redemption                $26        $ 78        $134       $285

          The Investment Adviser has agreed to extend its expense deferral agreements with respect to all Portfolios through August 31, 1997.

          THE FOLLOWING PARAGRAPH UNDER THE "ORGANIZATION AND MANAGEMENT" SECTION OF THE PROSPECTUSES IS AMENDED TO READ:

          The Funds have been managed since inception under the general supervision of Mr. Nicholas, who has been the Chief Executive Officer of the Investment Adviser since its organization. In addition, since December 1995, John D. Wylie, as Chief Investment Officer - Investor Services Group, is also responsible for general oversight of the Fund's portfolios. The following persons are primarily responsible for the Investment Adviser's day-to-day management of the Fund's portfolios; except as otherwise indicated, each of them has been primarily responsible since the Funds began operation: Core Growth Fund
- John C. Marshall, Jr.; Emerging Growth Fund - Catherine Somhegyi; Income and Growth Fund - Catherine Somhegyi (since December 1996); Balanced Growth Fund - Fred S. Robertson III (since December 1996) and the Investment Adviser's Global management team, headed by Lawrence S. Speidell (since March 1994) and Catherine Somhegyi (since March 1996); and Government Income Fund - Fred S. Robertson III. Mr. Marshall and Ms. Somhegyi have managed similar institutional accounts for the Investment Adviser for more than the last five years. Mr. Speidell has been a portfolio manager with the Investment Adviser since March 1994; from 1983 until he joined the Investment Adviser, he was an institutional portfolio manager with Batterymarch Financial Management. Mr. Robertson has managed institutional accounts for the Investment Adviser since May 1995. Prior to that he managed institutional accounts for Criterion Investment Management Company.

              NICHOLAS-APPLEGATE-Registered Trademark- MUTUAL FUNDS

                           SUPPLEMENT TO PROSPECTUSES
                              Dated August 2, 1996

                        Domestic Institutional Portfolios
                          Domestic Qualified Portfolio


                                December 26, 1996


          The Investment Adviser has been appointed as co-administrator of the Trust, to provide certain administrative services pursuant to a co-administration agreement with the Trust, subject to the supervision of the Board of Trustees of the Trust. The Investment Adviser is reimbursed for the aggregate cost of providing such services, up to the annual rate of 0.10% of each Portfolio's average daily net assets.

          The Investment Adviser has agreed to extend its expense deferral agreements with respect to all Portfolios through August 31, 1997.

          THE FOLLOWING PARAGRAPH UNDER THE "ORGANIZATION AND MANAGEMENT" SECTION OF THE PROSPECTUSES IS AMENDED TO READ:

          The Funds have been managed since inception under the general supervision of Mr. Nicholas, who has been the Chief Executive Officer of the Investment Adviser since its organization. In addition, since December 1995, John D. Wylie, as Chief Investment Officer - Investor Services Group, is also responsible for general oversight of the Fund's portfolios. The following persons are primarily responsible for the Investment Adviser's day-to-day management of the Fund's portfolios; except as otherwise indicated, each of them has been primarily responsible since the Funds began operation. Core Growth Fund - John C. Marshall, Jr.; Emerging Growth Fund - Catherine Somhegyi; Income and Growth Fund - Catherine Somhegyi (since December 1996); Balanced Growth Fund
- Fred S. Robertson III (since December 1996) and the Investment Adviser's Global management team, headed by Lawrence S. Speidell (since March 1994) and Catherine Somhegyi (since March 1996); and Government Income Fund - Fred S. Robertson III. Mr. Marshall and Ms. Somhegyi have managed similar institutional accounts for the Investment Adviser for more than the last five years. Mr. Speidell has been a portfolio manager with the Investment Adviser since March 1994; from 1983 until he joined the Investment Adviser, he was an institutional portfolio manager with Batterymarch Financial Management. Mr. Robertson has managed institutional accounts for the Investment Adviser since May 1995. Prior to that he managed institutional accounts for Criterion Investment Management Company.


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